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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 2, 2002


                              1-800 CONTACTS, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                   0-23633              87-0571643
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 (State or other jurisdiction of   (Commission File       (I.R.S. Employer
          incorporation)                Number)          Identification No.)


 66 E. Wadsworth Park Drive, 3rd Floor, Draper, UT              84020
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      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (801) 924-9800


                                       N/A
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         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

      On December 2, 2002, the Registrant issued a press release relating to the execution of an agreement with Vistakon, a division of Johnson & Johnson Vision Care, to become an authorized retailer of Vistakon contact lenses. Such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.

      Exhibit No.  Description of Exhibit
      ----------   ----------------------

      99.1         Press Release, dated December 2, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              1-800 CONTACTS, INC.


Date: December 9, 2002        By:   /s/ Scott S. Tanner
                                    -------------------
                              Name:  Scott S. Tanner
                              Title: Chief Operating Officer
                                     and Chief Financial Officer


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